Exhibit 99.01
Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

BLOCK LISTING SIX MONTHLY RETURN

Basingstoke, UK and Philadelphia, US – May 26, 2006 – Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ)

Name of applicant:		SHIRE PLC
Name of scheme:		STOCK PURCHASE PLAN
Period of return:	From:	26 November 2005	To:	25 May 2006
Balance under scheme from previous return:		Nil
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		223,621
Balance under scheme not yet issued/allotted at end of period		1,776,379
Number and class of securities originally listed and the date of admission		2,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		498,833,835

Name of applicant:	SHIRE PLC
Name of scheme:	1996 EXECUTIVE SHARE OPTION SCHEME

Registered in England 2883758 Registered Office as above

Period of return:	From:	26 November 2005	To:	25 May 2006
Balance under scheme from previous return:		Nil
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		198,826
Balance under scheme not yet issued/allotted at end of period		1,001,174
Number and class of securities originally listed and the date of admission		1,200,000 on 25 November 2005
Total number of securities in issue at the end of the period		498,833,835

Name of applicant:		SHIRE PLC
Name of scheme:		2000 EXECUTIVE SHARE OPTION SCHEME
Period of return:	From:	26 November 2005	To:	25 May 2006
Balance under scheme from previous return:		Nil
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		2,116,076
Balance under scheme not yet issued/allotted at end of period		7,883,924
Number and class of securities originally listed and the date of admission		10,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		498,833,835

Name of applicant:		SHIRE PLC
Name of scheme:		SHIRE PLC SHARESAVE SCHEME
Period of return:	From:	26 November 2005	To:	25 May 2006
Balance under scheme from previous return:		Nil
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		47,662
Balance under scheme not yet issued/allotted at end of period		952,388
Number and class of securities originally listed and the date of admission		1,000,000 on 25 November 2005
Total number of securities in issue at the end of the period		498,833,835

Name of applicant:		SHIRE PLC
Name of scheme:		BIOCHEM PHARMA STOCK OPTION PLAN
Period of return:	From:	26 November 2005	To:	25 May 2006
Balance under scheme from previous return:		Nil
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		10,930
Balance under scheme not yet issued/allotted at end of period		3,589,070
Number and class of securities originally listed and the date of admission		3,600,000 on 25 November 2005

Total number of securities in issue at the end of the period	498,833,835

Name of applicant:		SHIRE PLC
Name of scheme:		EXCHANGEABLE SHARES IN SHIRE ACQUISITION INC
Period of return:	From:	2 February 2006	To:	25 May 2006
Balance under scheme from previous return:		Nil
The amount by which the block scheme has been increased, if the scheme has been increased since the date of the last return:		Nil
Number of securities issued/allotted under scheme during period:		195,900
Balance under scheme not yet issued/allotted at end of period		2,804,100
Number and class of securities originally listed and the date of admission		3,000,000 on 2 February 2006
Total number of securities in issue at the end of the period		498,833,835

Name of contact:	Vivienne Hemming – Deputy Company Secretary
Address of contact:	Shire plc, Lime Tree Way, Hampshire International Business Park, Chinham, Basingstoke, RG24 8EP
Telephone number of contact:	+44 1256 894 276

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Brian Piper (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on central nervous system, gastrointestinal, general products and human genetic therapies. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.